UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2005

CTD HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

000-30451	59-3029743
(Commission File Number)	(IRS Employer Identification Number)

27317 N.W. 78th Avenue High Springs, FL	32643
(Address of Principal Executive Offices)	(Zip Code)

386-454-0887
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 25, 2005 Registrant’s board of directors approved a bonus compensation to the CEO, Rick Strattan, payable in the form of 500,000 shares of Registrant’s common stock. The bonus was for the period January 1 – June 30, 2005.

Item 8.01 Other Events.

The Registrant approved consulting agreements with Steven T. Dorrough and Amy Peterson. Such agreements were entered into for a period of six months to support the Registrant’s search for acquisition candidates. Each consulting agreement provides for the issuance of 500,000 shares of Registrant’s common stock as compensation to the consultant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 6, 2005	CTD HOLDINGS, INC.

/s/ C. E. Rick Strattan
President